UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON WESTERN ASSET SMASh SERIES C FUND

FORM N-Q

JULY 31, 2011

LEGG MASON WESTERN ASSET SMASh SERIES C FUND

Schedule of investments (unaudited)	July 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 85.4%
CONSUMER DISCRETIONARY - 3.6%
Media - 3.6%
Comcast Corp., Bonds	6.400%	5/15/38	$400,000	$443,367
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	190,000	246,724
Time Warner Cable Inc., Debentures	7.300%	7/1/38	230,000	277,703
Time Warner Cable Inc., Senior Notes	5.850%	5/1/17	420,000	482,399
Time Warner Inc., Senior Notes	6.250%	3/29/41	240,000	260,874

TOTAL CONSUMER DISCRETIONARY				1,711,067

CONSUMER STAPLES - 10.4%
Beverages - 3.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	800,000	921,655
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	530,000	574,431
PepsiCo Inc., Senior Notes	7.900%	11/1/18	86,000	113,394

Total Beverages				1,609,480

Food & Staples Retailing - 1.3%
CVS Corp., Pass-Through Trust, Secured Bonds	5.789%	1/10/26	23,477	24,404	(a)(b)
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	510,000	603,841

Total Food & Staples Retailing				628,245

Food Products - 1.9%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	820,000	926,739

Tobacco - 3.8%
Altria Group Inc., Senior Notes	4.750%	5/5/21	1,400,000	1,449,906
Reynolds American Inc., Senior Notes	6.750%	6/15/17	300,000	352,802

Total Tobacco				1,802,708

TOTAL CONSUMER STAPLES				4,967,172

ENERGY - 18.8%
Energy Equipment & Services - 2.2%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	310,000	399,279
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	90,000	92,523
Transocean Inc., Senior Notes	5.250%	3/15/13	500,000	530,003

Total Energy Equipment & Services				1,021,805

Oil, Gas & Consumable Fuels - 16.6%
Apache Corp., Senior Notes	5.100%	9/1/40	160,000	163,125
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	280,000	293,507
ConocoPhillips, Notes	6.500%	2/1/39	280,000	341,813
Devon Energy Corp., Senior Notes	5.600%	7/15/41	860,000	899,543
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	620,000	683,874
Gazprom, Loan Participation Notes, Senior Notes	6.510%	3/7/22	250,000	273,750	(a)
Hess Corp., Notes	8.125%	2/15/19	170,000	220,908
Hess Corp., Notes	7.875%	10/1/29	170,000	220,421
Kerr-McGee Corp., Notes	6.950%	7/1/24	630,000	750,583
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,307,000	1,430,915
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	1,640,000	1,754,974
Shell International Finance BV, Senior Notes	4.375%	3/25/20	380,000	412,636
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	195,000	223,041	(a)
Williams Cos. Inc., Notes	7.875%	9/1/21	186,000	235,919

Total Oil, Gas & Consumable Fuels				7,905,009

TOTAL ENERGY				8,926,814

FINANCIALS - 30.8%
Capital Markets - 4.2%
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	80,000	82,042
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	30,000	30,661
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	10,000	10,261
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	20,000	21,118
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	150,000	160,474
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	750,000	824,521
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,210,000	323,675	(a)(c)(d)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	320,000	192	(c)(e)(f)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES C FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - continued
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	$180,000	$198	(c)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	465,000	512	(c)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	400,000	445,794
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	110,000	119,504

Total Capital Markets				2,018,952

Commercial Banks - 11.2%
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,000,000	985,424
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	600,000	621,000	(a)(e)(f)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	40,000	33,200	(a)(e)(f)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	99,327	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	900,000	885,988	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	420,000	538,111	(a)(e)(f)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	200,000	205,636	(a)(e)(f)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	360,000	374,445
SunTrust Bank, Subordinated Notes	7.250%	3/15/18	500,000	583,249
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	9/12/11	260,000	243,425	(e)(f)
Wachovia Corp., Senior Notes	5.750%	6/15/17	235,000	267,676
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	490,000	495,161

Total Commercial Banks				5,332,642

Consumer Finance - 1.2%
American Express Co., Subordinated Debentures	6.800%	9/1/66	440,000	454,850	(f)
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	140,000	123,217

Total Consumer Finance				578,067

Diversified Financial Services - 10.1%
Bank of America Corp., Senior Notes	7.625%	6/1/19	400,000	472,174
Bank of America Corp., Senior Notes	5.000%	5/13/21	300,000	297,507
Citigroup Inc., Senior Notes	6.000%	8/15/17	200,000	222,917
Citigroup Inc., Senior Notes	8.500%	5/22/19	80,000	100,684
Citigroup Inc., Senior Notes	6.875%	3/5/38	800,000	913,175
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	420,000	442,433
Eksportfinans ASA, Notes	2.375%	5/25/16	520,000	531,708
General Electric Capital Corp., Notes	5.300%	2/11/21	650,000	694,163
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	500,000	558,916
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	500,000	513,750	(f)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	40,000	39,974
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	10,000	11,432

Total Diversified Financial Services				4,798,833

Insurance - 3.0%
American International Group Inc., Senior Notes	6.400%	12/15/20	500,000	549,532
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	650,000	647,423
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	190,000	225,316	(a)

Total Insurance				1,422,271

Thrifts & Mortgage Finance - 1.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	505,000	535,854

TOTAL FINANCIALS				14,686,619

HEALTH CARE - 2.0%
Health Care Providers & Services - 1.2%
WellPoint Inc., Notes	5.875%	6/15/17	490,000	572,623

Pharmaceuticals - 0.8%
Wyeth, Notes	5.950%	4/1/37	345,000	396,891

TOTAL HEALTH CARE				969,514

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES C FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
INDUSTRIALS - 1.1%
Machinery - 1.1%
Caterpillar Inc., Senior Notes	3.900%	5/27/21	$480,000	$500,360

MATERIALS - 8.5%
Chemicals - 1.2%
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	60,000	65,748
PPG Industries Inc., Senior Notes	6.650%	3/15/18	400,000	482,004

Total Chemicals				547,752

Metals & Mining - 7.3%
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	1,200,000	1,248,726	(a)
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	550,000	666,178
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	500,000	524,101
Vale Overseas Ltd., Notes	6.875%	11/21/36	913,000	1,055,680

Total Metals & Mining				3,494,685

TOTAL MATERIALS				4,042,437

TELECOMMUNICATION SERVICES - 6.6%
Diversified Telecommunication Services - 4.4%
AT&T Inc.	6.300%	1/15/38	340,000	377,565
AT&T Inc., Senior Notes	4.450%	5/15/21	470,000	497,968
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	170,000	170,220
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	150,000	148,491
Verizon Communications Inc., Senior Notes	5.500%	2/15/18	60,000	68,885
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	30,000	35,629
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	20,000	21,538
Verizon Communications Inc., Senior Notes	8.950%	3/1/39	500,000	742,205
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	10,000	11,021

Total Diversified Telecommunication Services				2,073,522

Wireless Telecommunication Services - 2.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	200,000	231,247
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	350,000	380,514
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	435,000	453,488

Total Wireless Telecommunication Services				1,065,249

TOTAL TELECOMMUNICATION SERVICES				3,138,771

UTILITIES - 3.6%
Electric Utilities - 2.8%
Exelon Corp., Bonds	5.625%	6/15/35	240,000	239,450
FirstEnergy Corp., Notes	7.375%	11/15/31	370,000	440,308
Pacific Gas & Electric Co., Senior Notes	5.625%	11/30/17	580,000	673,875

Total Electric Utilities				1,353,633

Multi-Utilities - 0.8%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	350,000	369,610

TOTAL UTILITIES				1,723,243

TOTAL CORPORATE BONDS & NOTES (Cost - $38,879,874)				40,665,997

MUNICIPAL BONDS - 0.1%
California - 0.0%
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	10,000	10,044

New York - 0.1%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	20,000	20,081

TOTAL MUNICIPAL BONDS (Cost - $27,856)				30,125

SOVEREIGN BONDS - 6.5%
Canada - 4.6%
Province of Ontario, Bonds	3.000%	7/16/18	2,170,000	2,210,164

Russia - 1.9%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	200,000	214,750	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES C FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Russia - continued
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	$565,710	$677,438	(a)

Total Russia				892,188

TOTAL SOVEREIGN BONDS (Cost - $3,006,534)				3,102,352

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 3.0%
U.S. Government Agencies - 3.0%
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.000%	8/25/16	1,400,000	1,420,989

U.S. Government Obligations - 0.0%
U.S. Treasury Bonds	4.375%	11/15/39	10,000	10,439
U.S. Treasury Notes	0.500%	5/31/13	10,000	10,029

Total U.S. Government Obligations				20,468

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $1,414,596)				1,441,457

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $43,328,860)				45,239,931

SHORT-TERM INVESTMENTS - 0.6%
U.S. Government Agencies - 0.4%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost -$199,892)	0.120%	1/10/12	200,000	199,865	(g)(h)

Repurchase Agreements - 0.2%
State Street Bank & Trust Co. repurchase agreement dated 7/29/11; Proceeds due at maturity - $110,000; (Fully collateralized by U.S. Treasury Bills, 0.000% due 8/11/11; Market value - $114,992) (Cost - $110,000)	0.010%	8/1/11	110,000	110,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $309,892)				309,865

TOTAL INVESTMENTS - 95.6% (Cost -$43,638,752#)				45,549,796
Other Assets in Excess of Liabilities - 4.4%				2,095,717

TOTAL NET ASSETS - 100.0%				$47,645,513

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)	The coupon payment on these securities is currently in default as of July 31, 2011.

(d)	Illiquid security.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Rate shown represents yield-to-maturity.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

GO	— General Obligation

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset SMASh Series C Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$40,641,593	$24,404	$40,665,997
Municipal bonds	—	30,125	—	30,125
Sovereign bonds	—	3,102,352	—	3,102,352
U.S. government & agency obligations	—	1,441,457	—	1,441,457

Notes to Schedule of Investments (unaudited) (continued)

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Total long-term investments	—	$45,215,527	$24,404	$45,239,931

Short-term investments†	—	309,865	—	309,865

Total investments	—	$45,525,392	$24,404	$45,549,796

Other financial instruments:
Futures contracts	$54,163	—	—	$54,163

Total	$54,163	$45,525,392	$24,404	$45,603,959

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$662,204	—	—	$662,204

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of October 31, 2010	—
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into Level 3	$24,404
Transfers out of Level 3	—

Balance as of July 31, 2011	$24,404

Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2011	—

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Notes to Schedule of Investments (unaudited) (continued)

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2011, the Fund did not hold any credit default swaps to sell protection.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default

Notes to Schedule of Investments (unaudited) (continued)

swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of July 31, 2011, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(i) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,640,840
Gross unrealized depreciation	(1,729,796)

Net unrealized appreciation	$1,911,044

At July 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	17	9/11	$2,188,774	$2,242,937	$54,163

Notes to Schedule of Investments (unaudited) (continued)

Contracts to Sell:
U.S. Treasury 2-Year Notes	6	9/11	1,314,793	1,319,531	(4,738)
U.S. Treasury 5-Year Notes	265	9/11	31,530,389	32,183,008	(652,619)
U.S. Treasury 30-Year Bonds	1	9/11	123,278	128,125	(4,847)

					(662,204)

Net unrealized loss on open futures contracts					$(608,041)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2011.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	54,163	(662,204)	(608,041)

During the period ended July 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$2,513,500
Futures contracts (to sell)	24,561,660

Average Notional Balance
Credit default swap contracts (to sell protection)†	$1,936,000

†	At July 31, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: September 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: September 22, 2011

By	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date: September 22, 2011